16

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report: (Date of earliest event reported) December 28, 1999



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                      1-3247            16-0393470
(State or other jurisdiction  (Commission       (I.R.S. Employer
of incorporation)             File Number)      Identification No.)



One Riverfront Plaza, Corning, New York         14831
(Address of principal executive offices)        (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

As disclosed in Corning's current report on Form 8-K filed November 18, 1999, Corning Incorporated and Oak Industries Inc. have entered into an agreement and plan of merger whereby Oak Industries will be merged with and into a wholly-owned subsidiary of Corning in a stock-for-stock transaction that will be tax-free to Oak shareholders. The transaction is expected to be consummated in the first quarter of 2000 and to be accounted for as a pooling of interests. Corning expects to restate its financial statements after consummation of the acquisition of Oak Industries to present combined results of the merged companies. Pro forma financial statements reflecting this restatement were included in Corning's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on December 27, 1999. This information is being filed herewith.


Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

The following pro forma combined financial statements are being filed herewith:

(1)  Pro forma combined Balance Sheet as of September 30, 1999.
(2) Pro forma combined Statements of Income for the nine months ended September 30, 1999 and 1998.
(3) Pro forma combined Statements of Income for the years ended December 31, 1998, 1997, and 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORNING INCORPORATED
                              Registrant



Date:  December 28, 1999      By  /s/   KATHERINE A. ASBECK
                                        Katherine A. Asbeck
                                        Vice President and Controller

                              CORNING INCORPORATED

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION



The following describes the pro forma effect of the merger on (1) the unaudited historical balance sheet as of September 30, 1999, (2) the unaudited historical statements of income for the nine months ended September 30, 1999 and 1998, and
(3) the statements of income for the years ended December 31, 1998, 1997 and 1996 of Corning under the assumptions and adjustments described below. The pro forma adjustments reflect the application of pooling of interests accounting discussed in "The Merger - Accounting Treatment." The following unaudited pro forma combined financial information and the accompanying notes should be read in conjunction with the historical financial statements and related notes of Corning and Oak Industries, incorporated by reference in this Proxy Statement/Prospectus.

The unaudited pro forma combined financial information is provided for informational purposes only and does not purport to represent what the combined financial position and results of operations would actually have been had the merger in fact occurred at the dates indicated. The following unaudited pro forma combined statements of income and unaudited pro forma combined balance sheet illustrate the estimated effects of the merger as if that transaction had occurred at the beginning of each period presented for the statements of income and at the end of the period for the balance sheet, and gives effect to the merger as a pooling of interests for accounting purposes. The unaudited pro forma combined statements of income do not include the impact of nonrecurring charges directly attributable to the transaction.

For financial accounting purposes, it is expected that the merger will be accounted for using the pooling of interests method of accounting. Accordingly, it is expected that (1) the recorded historical cost basis of the assets and liabilities of Corning and Oak Industries will be carried forward to the combined company, (2) results of operations of the combined company will include income of Corning and Oak Industries for the entire fiscal period in which the combination occurs and (3) the historical results of operations of the separate companies for fiscal years before the merger will be combined and reported as the results of operations of the combined company. Adjustments have been made to reclassify the presentation of Oak Industries historical financial information to be consistent with Corning's presentation. However, no adjustments have been made to the historical financial statements of Corning and Oak Industries to conform the accounting policies of the combining companies as the nature and amounts of such adjustments are not expected to be significant. In addition, no adjustments have been made in the unaudited pro forma combined financial information for transactions between Corning and Oak Industries as such transactions were determined to be immaterial.

Unaudited Pro Forma Combined Balance Sheet
As of September 30, 1999
(In millions)

                                            Oak       Pro Forma   Combined
                               Corning   Industries  Adjustments  Pro Forma
                               -------   ----------  -----------  ---------
Assets

Current assets
  Cash                         $   70.0  $  8.2      $            $   78.2
  Short-term investments,
    at cost which approximates
    market value                   31.5                               31.5
  Accounts receivable, net of
    doubtful accounts and
    allowances                    768.4    68.3                      836.7
  Inventories                     550.6    73.2                      623.8
  Deferred taxes on income
    and other current assets      211.5    14.1                      225.6
                               --------  ------      ------       --------

    Total current assets        1,632.0   163.8                    1,795.8
                               --------  ------      ------       --------

Investments
  Associated companies,
    at equity                     393.0    10.0                      403.0
  Others, at cost                  58.8     0.2                       59.0
                               --------  ------      ------       --------

                                  451.8    10.2                      462.0
                               --------  ------      ------       --------

Plant and equipment
  net of accumulated
  depreciation                  2,909.9    96.1                    3,006.0
Goodwill and intangible
  assets net of accumulated
  amortization                    344.5   189.8                      534.3
Other assets                      335.6    14.9                      350.5
                               --------  ------      ------       --------
                               $5,673.8  $474.8      $            $6,148.6
                               ========  ======      ======       ========

Liabilities and Shareholders' Equity
Current liabilities
  Loans payable                $  297.8  $  1.9      $ 45.0 (a)   $  344.7
  Accounts payable                283.8    23.8                      307.6
  Other accrued liabilities       637.1    25.7                      662.8
                               --------  ------      ------       --------

    Total current liabilities   1,218.7    51.4        45.0 (a)    1,315.1
                               --------  ------      ------       --------

Other liabilities                 690.1    10.7                      700.8
Loans payable beyond one year   1,287.6   108.2                    1,395.8
4 7/8% Convertible
  Subordinated Notes                      100.0                      100.0

Minority interest in
   subsidiary companies           361.4                              361.4
Convertible preferred stock        15.2                               15.2
Common shareholders' equity
  Common stock, including
    excess over par value
    and other capital           1,032.5   328.7      (65.7) (b)    1,295.5
  Retained earnings             1,730.8   (46.8)     (45.0) (a)    1,639.0
  Less cost of common stock
    in treasury                  (642.9)  (65.7)      65.7  (b)     (642.9)
  Accumulated other
    comprehensive income          (19.6)  (11.7)                     (31.3)
                               --------  ------     ------        --------

Common shareholders' equity     2,100.8   204.5      (45.0)        2,260.3
                               --------  ------     ------        --------
                               $5,673.8  $474.8     $             $6,148.6
                               ========  ======     ======        ========

Unaudited Pro Forma Combined Statement of Income
Nine Months Ended September 30, 1999
(In millions, except per share data)

                                            Oak       Pro Forma   Combined
                               Corning   Industries  Adjustments  Pro Forma
                               -------   ----------  -----------  ---------
Revenues
  Net Sales                    $3,048.8  $323.2      $            $3,372.0
  Royalty, interest and
    dividend income                29.6     0.4                       30.0
  Non-operating gain               30.0                               30.0
                               --------  ------      -----        --------
                                3,108.4   323.6                    3,432.0
Deductions
  Cost of sales                 1,861.6   212.6                    2,074.2
  Selling, general and
    administrative expenses       428.4    63.5      (16.5) (c)      475.4
  Research, development and
    engineering expenses          260.9               11.2  (c)      272.1
  Provision for restructuring
    and impairment                 15.5                               15.5
  Amortization of purchased
    intangibles                    15.9                5.3  (c)       21.2
  Interest expense                 56.1    10.0                       66.1
  Other, net                       32.5                               32.5
                               --------  ------      -----        --------

  Income from continuing
    operations before taxes
    on income                     437.5    37.5                      475.0
  Taxes on income from
    continuing operations         132.4    12.9                      145.3
                               --------  ------      -----        --------

  Income before minority
    interest and
    equity earnings               305.1    24.6                      329.7
  Minority interest in
    earnings of subsidiaries      (46.1)                             (46.1)
  Dividends on convertible
    preferred securities
    of subsidiary                  (2.3)                              (2.3)
  Equity in earnings of
    associated companies           84.9    (0.8)                      84.1
                               --------  ------       -----       --------

Income from continuing
  operations                   $  341.6  $ 23.8       $           $  365.4
                               ========  ======       =====       ========

Basic earnings per share
  from continuing operations   $   1.42  $ 1.35                   $   1.43 (d)
Diluted earnings per share
  from continuing operations   $   1.39  $ 1.26                   $   1.40 (d)
Weighted average shares
  outstanding-basic               239.7    17.7                      254.4 (d)
Weighted average shares
  outstanding-diluted             247.2    20.9                      264.7 (d)

Unaudited Pro Forma Combined Statement of Income
Nine Months Ended September 30, 1998
(In millions, except per share data)

                                            Oak       Pro Forma   Combined
                               Corning   Industries  Adjustments  Pro Forma
                               -------   ----------  -----------  ---------
Revenues
  Net Sales                    $2,557.2  $249.5      $            $2,806.7
  Royalty, interest and
    dividend income                32.9     0.8        0.5 (c)        34.2
  Non-operating gain               20.5     0.7                       21.2
                               --------  ------      -----        --------
                                2,610.6   251.0        0.5         2,862.1
Deductions
  Cost of sales                 1,583.4   155.6                    1,739.0
  Selling, general and
    administrative expenses       352.1    53.3      (13.9) (c)      391.5
  Research, development and
    engineering expenses          213.8                9.8  (c)      223.6
  Provision for restructuring
    and impairment                 84.6                               84.6
  Amortization of purchased
    intangibles                    11.8                4.6  (c)       16.4
  Interest expense                 43.8     7.1                       50.9
  Other, net                       40.4                               40.4
                               --------  ------      -----        --------

  Income from continuing
    operations before taxes
    on income                     280.7    35.0                      315.7
  Taxes on income from
    continuing operations          84.1    13.7                       97.8
                               --------  ------      -----        --------

  Income before minority
    interest and
    equity earnings               196.6    21.3                      217.9
  Minority interest in
    earnings of subsidiaries      (38.6)   (0.6)                     (39.2)
  Dividends on convertible
    preferred securities
    of subsidiary                 (10.3)                             (10.3)
  Equity in earnings of
    associated companies           75.5     1.1                       76.6
                               --------  ------      -----        --------

Income from continuing
  operations                   $  223.2  $ 21.8      $            $  245.0
                               ========  ======      =====        ========

Basic earnings per share
  from continuing operations   $   0.97  $ 1.22                   $   1.00 (d)
Diluted earnings per share
  from continuing operations   $   0.95  $ 1.15                   $   0.98 (d)
Weighted average shares
  outstanding-basic               229.7    17.9                      244.6 (d)
Weighted average shares
  outstanding-diluted             243.9    20.6                      259.4 (d)

Unaudited Pro Forma Combined Statement of Income
For the Year Ended December 31, 1998
(In millions, except per share data)

                                            Oak       Pro Forma   Combined
                               Corning   Industries  Adjustments  Pro Forma
                               -------   ----------  -----------  ---------
Revenues
  Net Sales                    $3,484.0  $347.9      $            $3,831.9
  Royalty, interest and
    dividend income                48.4     1.0         0.6 (c)       50.0
  Non-operating gain               39.7     0.7                       40.4
                               --------  ------      ------       --------
                                3,572.1   349.6         0.6        3,922.3
Deductions
  Cost of sales                 2,138.1   222.4        (0.9) (c)   2,359.6
  Selling, general and
    administrative expenses       487.7    74.4       (20.0) (c)     542.1
  Research, development and
    engineering expenses          293.9                13.5  (c)     307.4
  Provision for restructuring
    and impairment                 84.6                 1.6  (c)      86.2
  Amortization of purchased
    intangibles                    15.8                 6.4  (c)      22.2
  Interest expense                 56.7    10.1                       66.8
  Other, net                       55.7                               55.7
                               --------  ------      ------       --------

  Income from continuing
    operations before
    taxes on income               439.6    42.7                      482.3
  Taxes on income from
    continuing operations         132.8    16.7                      149.5
                               --------  ------      ------       --------

  Income before minority
    interest and
    equity earnings               306.8    26.0                      332.8
  Minority interest in
    earnings of subsidiaries      (60.9)   (0.7)                     (61.6)
  Dividends on convertible
    preferred securities
    of subsidiary                 (13.7)                             (13.7)
  Equity in earnings of
    associated companies           95.3     2.0                       97.3
                               --------  ------      ------       --------

Income from continuing
  operations                   $  327.5  $ 27.3      $            $  354.8
                               ========  ======      ======       ========

Basic earnings per share
  from continuing operations   $   1.42  $ 1.54                   $   1.45 (d)
Diluted earnings per share
  from continuing operations   $   1.39  $ 1.46                   $   1.42 (d)
Weighted average shares
  outstanding-basic               229.6    17.8                      244.4 (d)
Weighted average shares
  outstanding-diluted             243.9    20.6                      259.2 (d)

Unaudited Pro Forma Combined Statement of Income
For the Year Ended December 31, 1997
(In millions, except per share data)

                                            Oak       Pro Forma   Combined
                               Corning   Industries  Adjustments  Pro Forma
                               -------   ----------  -----------  ---------
Revenues
  Net Sales                    $3,516.8  $314.4      $            $3,831.2
  Royalty, interest and
    dividend income                37.5     0.4         1.0  (c)      38.9
                               --------  ------      ------       --------
                                3,554.3   314.8         1.0        3,870.1
Deductions
  Cost of sales                 2,026.3   198.0                    2,224.3
  Selling, general and
    administrative expenses       541.6    69.2       (17.4) (c)     593.4
  Research, development and
    engineering expenses          250.3                12.6  (c)     262.9
  Amortization of purchased
    intangibles                    16.0                 5.8  (c)      21.8
  Interest expense                 72.0    11.0                       83.0
  Other, net                       18.9                               18.9
                               --------  ------      ------       --------

  Income from continuing
    operations before
    taxes on income               629.2    36.6                      665.8
  Taxes on income from
    continuing operations         209.5    13.8                      223.3
                               --------  ------      ------       --------

  Income before minority
    interest and
    equity earnings               419.7    22.8                      442.5
  Minority interest in
    earnings of subsidiaries      (76.3)   (1.1)                     (77.4)
  Dividends on convertible
    preferred securities
    of subsidiary                 (13.7)                             (13.7)
  Equity in earnings of
    associated companies           79.2                               79.2
                               --------  ------      ------       --------

Income from continuing
  operations                   $  408.9  $ 21.7      $            $  430.6
                               ========  ======      ======       ========

Basic earnings per share
  from continuing operations   $   1.79  $ 1.22                   $   1.77 (d)
Diluted earnings per share
  from continuing operations   $   1.72  $ 1.20                   $   1.71 (d)
Weighted average shares
  outstanding-basic               228.1    17.8                      242.9 (d)
Weighted average shares
  outstanding-diluted             245.4    18.1                      260.4 (d)

Unaudited Pro Forma Combined Statement of Income
For the Year Ended December 31, 1996
(In millions, except per share data)

                                            Oak       Pro Forma   Combined
                               Corning   Industries  Adjustments  Pro Forma
                               -------   ----------  -----------  ---------
Revenues
  Net Sales                    $3,024.0  $303.5      $            $3,327.5
  Royalty, interest and
    dividend income                29.7     0.5                       30.2
  Non-operating gain                       21.5                       21.5
                               --------  ------      ------       --------
                                3,053.7   325.5                    3,379.2
Deductions
  Cost of sales                 1,817.4   189.4        (0.8) (c)   2,006.0
  Selling, general and
    administrative expenses       499.4    67.1       (18.4) (c)     548.1
  Research, development and
    engineering expenses          189.2                10.9  (c)     200.1
  Provision for restructuring
    and impairment                                      5.9  (c)       5.9
  Amortization of purchased
    intangibles                    12.7                 3.6  (c)      16.3
  Interest expense                 57.2     5.7                       62.9
  Other, net                       22.0                               22.0
                               --------  ------      ------       --------

  Income from continuing
    operations before
    taxes on income               455.8    63.3        (1.2)         517.9
  Taxes on income from
    continuing operations         151.4    22.8                      174.2
                               --------  ------      ------       --------

  Income before minority
    interest and
    equity earnings               304.4    40.5        (1.2)         343.7
  Minority interest in
    earnings of subsidiaries      (52.5)   (7.3)                     (59.8)
  Dividends on convertible
    preferred securities
    of subsidiary                 (13.7)                             (13.7)
  Equity in earnings of
    associated companies           85.1    (1.3)        1.2 (c)       85.0
                               --------  ------      ------       --------

Income from continuing
  operations                   $  323.3  $ 31.9      $            $  355.2
                               ========  ======      ======       ========

Basic earnings per share
  from continuing operations   $   1.42  $ 1.77                   $   1.46 (d)
Diluted earnings per share
  from continuing operations   $   1.40  $ 1.71                   $   1.44 (d)
Weighted average shares
  outstanding-basic               227.1    18.0                      242.0 (d)
Weighted average shares
  outstanding-diluted             239.5    18.7                      255.0 (d)

Notes to Unaudited Pro Forma Combined Financial Information

(a) Corning and Oak Industries estimate that they will incur direct transaction costs of approximately $45 million (pre-tax) associated with the merger. These costs consist primarily of investment banking, legal and accounting fees, as well as certain payments to senior Oak executives described further in "Certain Compensation Arrangements". The unaudited pro forma combined balance sheet reflects such expenses as if they had been paid as of the end of the third quarter of 1999.

(b) Adjustments reflect the issuance of 14.4 million shares of Corning common stock to effect the exchange of Oak Industries common stock at the exchange ratio of 0.83 of a share of Corning common stock for each share of Oak Industries common stock. Adjustments also reflect the cancellation and extinguishment of all Oak Industries' common stock held in treasury at the effective time of the merger.

(c) Adjustments reflect a reclassification of Oak Industries' reported amounts of research and development expense, amortization of intangibles, restructuring and impairment charges, and royalty income to conform to Corning's presentation.

(d) The pro form combined per share amounts and weighted average common shares outstanding reflect the combined weighted average of Corning and Oak Industries common shares outstanding for all periods presented, after adjusting the number of Oak Industries common shares to reflect the exchange ratio of 0.83 of a share of Corning common stock for each share of Oak Industries common stock. The diluted unaudited pro forma per share information for Corning is based on the weighted average number of outstanding shares of Corning common stock adjusted to include (1) the dilutive effect of Corning employee stock options and Corning monthly income preferred securities and Corning convertible preferred stock, in certain periods, and (2) the number of shares of Corning common stock that would be issued in the merger and (3) the dilutive effect of Oak Industries employee stock options, restricted stock and 4 7/8% Convertible Subordinated Notes.